Summary Prospectus and
Prospectus Supplement

January 2, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated January 2, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 31, 2018

Mid Cap Growth Portfolio

All references to the "Growth team" are hereby deleted and replaced with the "Counterpoint Global team."

Please retain this supplement for future reference.

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